UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Columbia Funds Series Trust

(Name of Registrant as Specified In Its Charter)

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COLUMBIA FUNDS SERIES TRUST

Columbia Marsico Growth Fund

Columbia Marsico Focused Equities Fund

Columbia Marsico 21st Century Fund

Columbia Marsico International Opportunities Fund

Columbia Multi-Advisor International Equity Fund

One Financial Center

Boston, Massachusetts 02111

(866) 432-4864

September __, 2007

Dear Shareholders:

On behalf of the Board of Trustees of Columbia Funds Series Trust (the “Trust”), we are pleased to invite you to a special meeting of shareholders of Columbia Marsico Growth Fund, Columbia Marsico Focused Equities Fund, Columbia Marsico 21st Century Fund, Columbia Marsico International Opportunities Fund and Columbia Multi-Advisor International Equity Fund (the “Funds”), each a series of the Trust. The meeting will be held at 10:00 a.m., Eastern time, on October 22, 2007, at One Financial Center, Boston, Massachusetts 02111 (the “Meeting”).

At the Meeting, shareholders will be asked to approve new investment sub-advisory agreements with Marsico Capital Management, LLC (“Marsico”). On June 14, 2007, Thomas F. Marsico, founder and Chief Executive Officer of Marsico, and Marsico Parent Company, LLC, a company controlled by Mr. Marsico, signed a definitive agreement to buy back ownership of Marsico from a subsidiary of Bank of America Corporation (“Bank of America”). The transaction contemplated by the definitive agreement is not expected to result in any significant change to the Marsico personnel who manage the Funds or in the manner in which the Funds are managed. In addition, Columbia Management Advisors, LLC, a wholly-owned subsidiary of Bank of America, would remain the investment adviser to the Funds and, as such, would continue to be the entity that oversees the overall management of the Funds.

Nonetheless, the transaction will be a change of control of Marsico under the federal securities laws and result in the automatic termination of the Funds’ current investment sub-advisory agreements with Marsico. Thus, shareholders are being given the opportunity to approve new investment sub-advisory agreements in order to allow Marsico to continue to provide sub-advisory services to the Funds. The services provided by Marsico under the new investment sub-advisory agreements and the fees payable to Marsico for sub-advisory services would remain unchanged from the current investment sub-advisory agreements.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE TO APPROVE THE NEW INVESTMENT SUB-ADVISORY AGREEMENTS WITH MARSICO.

The formal Notice of Special Meeting, Proxy Statement and Proxy Ballot are enclosed. The new sub-advisory agreements and the reasons for the unanimous recommendation of the Board are discussed in more detail in the enclosed materials, which you should read carefully. If you have any questions, please do not hesitate to contact us at the toll-free number set forth above.

We look forward to your attendance at the Meeting or to receiving your Proxy Ballot so that your shares may be voted at the Meeting.

Sincerely,

[Insert holographic signature]

Christopher L. Wilson
President

COLUMBIA FUNDS SERIES TRUST

Columbia Marsico Growth Fund

Columbia Marsico Focused Equities Fund

Columbia Marsico 21st Century Fund

Columbia Marsico International Opportunities Fund

Columbia Multi-Advisor International Equity Fund

One Financial Center

Boston, Massachusetts 02111

(866) 432-4864

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held on October 22, 2007

SHAREHOLDERS:

PLEASE TAKE NOTE THAT a special meeting of shareholders of Columbia Marsico Growth Fund, Columbia Marsico Focused Equities Fund, Columbia Marsico 21st Century Fund, Columbia Marsico International Opportunities Fund and Columbia Multi-Advisor International Equity Fund, each a series of Columbia Funds Series Trust (the “Trust”), will be held at 10:00 a.m., Eastern time, on October 22, 2007, at One Financial Center, Boston, Massachusetts 02111 (the “Meeting”) for the following purposes:

(1)	To approve new investment sub-advisory agreements with Marsico Capital Management, LLC; and

(2)	To conduct such other business as may properly come before the Meeting or any adjournment(s) thereof.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE TO APPROVE THE NEW INVESTMENT SUB-ADVISORY AGREEMENTS WITH MARSICO CAPITAL MANAGEMENT, LLC.

Only shareholders of record at the close of business on August 20, 2007 are entitled to notice of and to vote at the Meeting or any adjournment(s) thereof.

SHAREHOLDERS ARE REQUESTED TO MARK, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY BALLOT, WHICH IS BEING SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST. THIS IS IMPORTANT TO ENSURE A QUORUM AT THE MEETING. SHAREHOLDERS ALSO MAY SUBMIT THEIR PROXIES: 1) BY TELEPHONE AT THE TOLL-FREE NUMBER ON YOUR PROXY BALLOT; OR 2) ON-LINE AT THE WEBSITE ON YOUR PROXY BALLOT.

By Order of the Board of Trustees,

[Insert holographic signature]

James R. Bordewick, Jr.
Secretary

September __, 2007

YOUR VOTE IS IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES THAT YOU OWN. PLEASE VOTE BY SUBMITTING YOUR PROXY BALLOT ACCORDING TO THE INSTRUCTIONS SHOWN ON THE BALLOT.

PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY DATED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

Two Quick And Easy Ways To Submit Your Proxy*

As a valued Fund shareholder, your proxy vote is important to us. That’s why we’ve made it faster and easier to submit your proxy at your convenience, 24 hours a day. After reviewing the enclosed Proxy Statement select one of the following quick and easy methods to submit your proxy – accurately and quickly.

Vote On-Line	Vote By Toll-Free Phone Call
1. Read the enclosed proxy statement and have your Proxy Ballot at hand.	1. Read the enclosed proxy statement and have your Proxy Ballot at hand.
2. Go to the website on your Proxy Ballot.	2. Call the toll-free number on your Proxy Ballot.
3. Enter the Control Number found on your Proxy Ballot.	3. Enter the Control Number found on your Proxy Ballot.
4. Submit your proxy using the easy-to-follow instructions.	4. Submit your proxy using the easy-to-follow instructions.

*	Do not mail the Proxy Ballot if you submit your proxy by Internet or telephone.

2

COLUMBIA FUNDS SERIES TRUST

Columbia Marsico Growth Fund

Columbia Marsico Focused Equities Fund

Columbia Marsico 21st Century Fund

Columbia Marsico International Opportunities Fund

Columbia Multi-Advisor International Equity Fund

One Financial Center Boston,

Massachusetts 02111

(866) 432-4864

PROXY STATEMENT

Dated September __, 2007

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Columbia Funds Series Trust (the “Trust”) in connection with a special meeting of shareholders of Columbia Marsico Growth Fund (“Growth Fund”), Columbia Marsico Focused Equities Fund (“Focused Equities Fund”), Columbia Marsico 21st Century Fund (“21st Century Fund”), Columbia Marsico International Opportunities Fund (“International Opportunities Fund”) and Columbia Multi-Advisor International Equity Fund (“International Equity Fund”) (each, a “Fund” and collectively, the “Funds”), to be held at 10:00 a.m., Eastern time, on October 22, 2007, or any adjournment(s) thereof, at One Financial Center, Boston, Massachusetts 02111 (the “Meeting”) for the purposes set forth below and described more fully in this Proxy Statement.

PROPOSAL	FUNDS AFFECTED
To approve new investment sub-advisory agreements with Marsico Capital Management, LLC; and	All Funds

To conduct such other business as may properly come before the Meeting or any adjournment(s) thereof.	All Funds

Only shareholders of record at the close of business on August 20, 2007 (the “Record Date”) are entitled to receive notice of and to vote at the Meeting. This Proxy Statement is expected to be mailed to shareholders on or about September 7, 2007.

Additional information about the Funds is available in their prospectuses, statements of additional information (or SAI) and annual and semi-annual reports to shareholders. The Funds’ most recent annual and semi-annual reports previously have been mailed to shareholders. Additional copies of any of these documents are available without charge by writing to the address or by calling the telephone number above. All these documents also are filed with the SEC and available on the SEC’s website at www.sec.gov.

APPROVAL OF NEW SUB-ADVISORY AGREEMENTS

Overview

Marsico Capital Management, LLC (“Marsico”) provides investment sub-advisory services directly to the 21st Century Fund, International Opportunities Fund and International Equity Fund1 and indirectly to the Growth Fund and Focused Equities Fund. Growth Fund and Focused Equities Fund (each, a “Feeder Fund” and together, the “Feeder Funds”) invest all or substantially all of their assets in corresponding master portfolios (each, a “Master Portfolio” and together, the “Master Portfolios”) of Columbia Funds Master Investment Trust, LLC (“Master

[1]	Marsico is a co-investment sub-adviser with respect to the International Equity Fund.

Trust”), which Marsico sub-advises directly.2 When certain actions related to a Fund’s or a Master Portfolio’s investment sub-advisory arrangements are proposed, we are obliged to seek Fund shareholder approval of those actions. The remainder of this Section is based on information provided by Marsico to the Trust and its Board.

Description of the Transaction. On June 14, 2007, Thomas F. Marsico, founder and Chief Executive Officer of Marsico, and Marsico Parent Company, LLC (the “Buyer”), a company controlled by Mr. Marsico, signed a definitive agreement to buy back ownership of Marsico from a subsidiary of Bank of America Corporation (“Bank of America”) for cash consideration equal to approximately $2.6 billion (the “Transaction”). Marsico Management Holdings, LLC (the “Seller”), the immediate parent of Marsico and a wholly-owned subsidiary of Bank of America, is the seller in the Transaction. The Transaction is expected to close during the fourth quarter of 2007, subject to customary conditions including client approvals and consents.

The Buyer, together with other holding companies in the new chain of ownership (consisting of Marsico Parent Holdco, LLC (“Holdco”) and Marsico Parent Superholdco, LLC (“Superholdco”) (together with the Buyer, the “Marsico Parent Companies”)), have engaged Goldman, Sachs & Co. (“Goldman”) and an affiliate, Goldman Sachs Credit Partners L.P. (“GSCP”), to provide committed financing for the Transaction. The financing to be arranged by GSCP and Goldman is expected to include a $25 million Revolving Credit Facility, and a $1.2 billion Senior Secured Term Loan (collectively, the “Senior Secured Credit Facilities”) at the Buyer level. In addition, the financing arranged by GSCP is expected to include the issuance by the Marsico Parent Companies of $1.35 billion of debt securities and preferred securities as well as warrants for limited non-voting common equity interests representing up to 12% of the Superholdco common equity interests (together, the “Mezzanine Securities”).

Another Goldman affiliate, Goldman Sachs Mezzanine Partners (“GSMP”), together with its affiliates, is expected to purchase and hold up to $550 million of the Mezzanine Securities. GSMP and its affiliates are thereby expected to acquire approximately 40% of the Mezzanine Securities themselves (representing approximately 20% of total funding for the Transaction). Through their anticipated $550 million investment in a portion of the Mezzanine Securities, GSMP and its affiliates would beneficially own, pursuant to their share of the warrants, less than 5% of the common equity interests of Superholdco (and indirectly of Marsico).

Goldman is expected to underwrite a private offering of the remaining approximately $800 million of Mezzanine Securities under Rule 144A under the Securities Act of 1933 to a small group of mezzanine investors that are qualified institutional buyers under Rule 144A. As noted above, the securities received by holders of Mezzanine Securities will include warrants for up to 12% of the common equity interests in Superholdco (less the interests owned by GSMP and its affiliates). The common equity interests in Superholdco that holders of Mezzanine Securities may acquire pursuant to the warrants will not be voting interests, and holders of Mezzanine Securities will not hold any board seats or have supervisory rights with regard to Marsico.

Moreover, a company owned by Mr. Marsico, Marsico family interests and Marsico employees is expected to contribute $150 million in return for voting common equity interests in Superholdco. Bank of America has committed to finance the portion of this contribution attributable to Mr. Marsico and Marsico family interests, subject to customary terms and conditions including recourse provisions. As a result of the contribution, Mr. Marsico, Marsico family interests and Marsico employees would have ownership of 88-100% of all common equity interests in Superholdco (and indirectly of Marsico), depending on whether and when Mezzanine Securities holders exercise their warrants for up to 12% of common equity interests.

[2]

At a Board meeting held in June 2007, the Board voted to take various actions to convert the Focused Equities Fund into a stand-alone fund, investing directly in individual portfolio securities rather than in a Master Portfolio (the “Focused Equities Fund Conversion”). Among other actions, the Board adopted an advisory agreement with Columbia Management Advisors, LLC (“CMA”) and a sub-advisory agreement with Marsico for Focused Equities Fund on the same terms as are currently in place at the Master Portfolio level as described in this Proxy Statement. These actions will not result in any changes in the investment objective or principal investment strategies of, or total fees charged to, the Focused Equities Fund. Nor will they result in a change in the principal risks of investing in the Focused Equities Fund, except that the risks of investing in a master-feeder structure will no longer apply. There will be no transaction or other costs charged to Fund shareholders and no federal income tax consequences as a result of these actions. Fund shareholder approval is not required to implement these actions and, therefore, will not be requested. The conversion is expected to take place in late September or October 2007.

In addition, certain debt obligations of Marsico’s parent companies will be collateralized by security interests in Marsico’s investment advisory and sub-advisory agreements with its clients. Under this arrangement, the sub-advisory agreements between Marsico and CMA relating to the Funds and Master Portfolios may effectively be pledged as collateral for the debt obligations. Marsico is of the view that such a pledge will not be deemed to cause an assignment of the agreements. In the very unlikely event that repeated defaults occur under these debt obligations, the lenders could seek to levy on their interests in Marsico’s client agreements, and thereby trigger assignments of the agreements to the lenders. However, no assignment to lenders could become operative without the approval of the Board and shareholders, inasmuch as such an assignment would result in automatic termination of the existing agreements relating to the Funds and Master Portfolios by operation of law as provided in the Investment Company Act of 1940, as amended (the “1940 Act”), and any new agreements would have to be approved by the Board and shareholders.

As part of the Transaction, Bank of America and certain affiliates have agreed to cause the subsidiaries that comprise the Global Wealth and Investment Management division of Bank of America to undertake for a period of five years to use commercially reasonable efforts, consistent with applicable fiduciary obligations and law and past dealings between Bank of America and Marsico, (i) to seek to obtain the applicable Board approvals for the annual continuance or renewal of each sub-advisory agreement with Marsico with respect to a Fund; (ii) not to terminate, recommend termination of, recommend against any renewal of, or recommend a reduction in fees payable under, any such sub-advisory agreement; and (iii) not to recommend the merger of a Fund with another fund advised by affiliates of Bank of America unless Marsico continues as sub-adviser to that fund on terms and conditions substantially similar to those in the then-existing sub-advisory agreement with Marsico.

Furthermore, the purchase agreement has a purchase price claw-back provision entitling Marsico to up to $550 million in the event that, under specified conditions, Bank of America and its affiliates terminate Marsico as a sub-adviser or terminate other relationships with Marsico that do not involve the Funds or Master Portfolios. The $550 million reduces ratably over five years, and the claw-back lapses if Mr. Marsico sells his interest in the prospective indirect parent company of Marsico, or otherwise reorganizes his interests in such a manner that he and his family own less than 25% of the indirect parent company or otherwise cede control to someone else.

Information on Marsico’s Continued Business Relationships with Goldman. As the result of trade execution decisions in the ordinary course of business, Marsico has long used Goldman (along with many other broker-dealers) to provide routine brokerage execution services to Marsico’s client accounts, including the Funds and Master Portfolios. (These services have at times included the execution of large principal trades involving Goldman’s own capital, and the receipt of other client commission benefits.) Because of Goldman’s expertise and resources as a broker-dealer, Marsico expects that after the Transaction, Marsico will continue to use Goldman (as well as many other broker-dealers) to perform routine brokerage services for clients, including the Funds and Master Portfolios, from time to time (including the execution of occasional large principal trades involving Goldman’s own capital, and the receipt of other client commission benefits), provided that Goldman is able to continue to maintain the high level of services at reasonable cost that it has provided in the past. Marsico has informed the Board that Marsico’s routine use of Goldman (and other brokers) to provide brokerage services to clients, including the Funds and Master Portfolios, will not occur as a result of the Transaction or because of the ownership by Goldman or its affiliates of interests in Marsico Parent Companies, but will reflect Marsico’s independent trade execution decisions in the ordinary course of business which Marsico believes to be in the best interests of its clients.

As the result of investment decisions in the ordinary course of business, Marsico has periodically invested client account assets, including Fund and Master Portfolio assets, in shares of Goldman Sachs Group, Inc. (“GSG”), the parent company of Goldman and various affiliates, including at times during 2007 and prior years. Marsico client accounts’ holdings in GSG’s stock have at times made those accounts in the aggregate among the largest investors in GSG. Marsico expects that it may (or may not) continue to view investment in GSG’s common stock as an investment opportunity for its clients, including the Funds and Master Portfolios, and may buy (or sell) shares of GSG’s common stock for client accounts from time to time as the result of investment decisions made in the ordinary course of Marsico’s investment management process. Marsico has informed the Board that decisions to buy or sell shares of GSG’s stock for client accounts, including the Funds and Master Portfolios, will not be made as a result of the Transaction or because of the ownership by Goldman or its affiliates of interests in Marsico Parent Companies, but will reflect Marsico’s independent investment decisions in the ordinary course of business which Marsico believes to be in the best interests of its clients.

Also as the result of investment decisions in the ordinary course of business, Marsico has from time to time purchased securities for clients in syndicated offerings underwritten by dealers that included Goldman. Marsico expects that it will continue this practice in the future. Marsico has informed the Board that decisions to purchase securities from underwriting syndicates that include Goldman will not be made as a result of the Transaction or because of the ownership by Goldman or its affiliates of interests in Marsico Parent Companies, but will reflect Marsico’s independent investment decisions in the ordinary course of business which Marsico believes to be in the best interests of its clients.

The Transaction’s Effect on the Funds’ Sub-Advisory Arrangements with Marsico. After the closing of the Transaction, Marsico expects to continue its operations with substantially the same senior management and Fund portfolio managers as before the Transaction. The change of control is not expected to result in any significant change to the Marsico personnel who manage the Funds or the Master Portfolios or in the manner in which the Funds are managed. Further, CMA, a wholly-owned subsidiary of Bank of America, would remain the investment adviser to the Funds and, as such, would continue to be the entity that oversees the overall management of the Funds.

Nonetheless, Marsico’s change of control would be deemed an “assignment” (as defined in the 1940 Act) of the Funds’ and the Master Portfolios’ current investment sub-advisory agreements (each, a “Current Sub-Advisory Agreement” and collectively, the “Current Sub-Advisory Agreements”) with Marsico and result in the automatic termination of the Current Sub-Advisory Agreements. Accordingly, at the Meeting, you will be asked to approve the following new investment sub-advisory agreements (each, a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”):

(i)

FOR SHAREHOLDERS OF 21ST CENTURY FUND, INTERNATIONAL OPPORTUNITIES FUND AND INTERNATIONAL EQUITY FUND ONLY: a New Sub-Advisory Agreement by and among CMA, Marsico, and the Trust, with respect to 21st Century Fund, International Opportunities Fund and International Equity Fund;

(ii)	FOR SHAREHOLDERS OF FOCUSED EQUITIES FUND ONLY[3]:

(a)	a New Sub-Advisory Agreement by and among CMA, Marsico and the Trust with respect to Focused Equities Fund; and

(b)	a New Sub-Advisory Agreement by and among CMA, Marsico and the Master Trust, with respect to Columbia Marsico Focused Equities Master Portfolio (“Focused Equities Master Portfolio”); and

(iii)	FOR SHAREHOLDERS OF GROWTH FUND ONLY: a New Sub-Advisory Agreement by and among CMA, Marsico and the Master Trust, with respect to Columbia Marsico Growth Master Portfolio (“Growth Master Portfolio”).

As described below, the New Sub-Advisory Agreements are substantially identical to the Current Sub-Advisory Agreements. The Board carefully considered the New Sub-Advisory Agreements on behalf of each Fund and, for the reasons discussed below, unanimously approved each New Sub-Advisory Agreement with Marsico and unanimously recommends that Fund shareholders approve each New Sub-Advisory Agreement, as applicable.

[3]

As a result of the Focused Equities Fund Conversion, which may occur after this Proxy Statement is mailed but before the Meeting, shareholders of that Fund are being asked to approve a New Sub-Advisory Agreement for the stand-alone Focused Equities Fund as well as a New Sub-Advisory Agreement for the Focused Equities Master Portfolio, which are substantially identical as described below.

Description of the Current and New Sub-Advisory Agreements

Current and New Sub-Advisory Agreements for 21st Century Fund, International Opportunities Fund and International Equity Fund. The Current Sub-Advisory Agreement by and among CMA, Marsico, and the Trust, with respect to 21st Century Fund, International Opportunities Fund and International Equity Fund, dated September 30, 2006, succeeded to the investment sub-advisory agreement (“Predecessor Sub-Advisory Agreement”) by and among CMA, Marsico, and the Master Trust, with respect to Columbia Marsico 21st Century Master Portfolio (“21st Century Master Portfolio”), Columbia Marsico International Opportunities Master Portfolio (“International Opportunities Master Portfolio”) and Columbia Multi-Advisor International Equity Master Portfolio (“International Equity Master Portfolio”). The Current Sub-Advisory Agreement was adopted by the Board on August 24, 2006 when the Board approved the conversion of the Funds from feeder funds in a master-feeder structure to stand-alone funds. The Current Sub-Advisory Agreement was last approved by the Board on October 17-18, 2006 in connection with the Board’s annual review of the Funds’ advisory and sub-advisory contracts. Shareholder approval of the Current Sub-Advisory Agreement was not required in connection with the feeder fund conversion. The Predecessor Sub-Advisory Agreement was last approved by shareholders of International Equity Fund on March 27, 2002 in connection with Marsico’s selection as a new sub-adviser of the Fund, by shareholders of 21st Century Fund on April 12, 2001 in connection with the change of control transaction that occurred when Bank of America acquired Marsico and by the initial shareholder of International Opportunities Fund on January 2, 2001 in connection with the launch of that Fund and the prior Marsico change of control transaction.

The New Sub-Advisory Agreement is substantially identical to the Current Sub-Advisory Agreement, except with respect to the effective date. Subject to shareholder approval, the New Sub-Advisory Agreement would become effective with respect to a Fund upon consummation of the Transaction. All other terms of the New Sub-Advisory Agreement are identical to those of the Current Sub-Advisory Agreement.

Under the Current and New Sub-Advisory Agreements, Marsico manages the investment and reinvestment of Fund assets, subject to the supervision of CMA and the Board and in accordance with the investment objectives, strategies, policies and procedures of each Fund and applicable laws and regulations. Marsico’s services to the Funds are not exclusive, and Marsico is free to render similar services to others.

Under the Current and New Sub-Advisory Agreements, CMA is solely responsible for paying Marsico a sub-advisory fee for Marsico’s services to a Fund based on the percentage of the average daily net assets of the Fund, as set forth in the Current and New Sub-Advisory Agreements. The fee payable to Marsico for a Fund under the New Sub-Advisory Agreement is identical to the fee payable to Marsico under the Current Sub-Advisory Agreement. CMA pays Marsico’s sub-advisory fee from the investment advisory fee it receives from a Fund.

Marsico bears all expenses in connection with the performance of its services under the Current and New Sub-Advisory Agreements. All other expenses incurred in the operation of the Funds are borne by the Funds, except to the extent specifically assumed by CMA.

The Current and New Sub-Advisory Agreements both provide that Marsico shall not be liable for any error of judgment or mistake of law or for any loss suffered by CMA or the Trust in connection with the performance of its duties under the Agreements, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, from willful misfeasance, bad faith or negligence on the part of Marsico or any of its officers, directors, employees or agents, in connection with the performance of their duties under the Agreements, from reckless disregard by it or its officers, directors, employees or agents of any of their obligations and duties under the Agreements or from any violations of securities laws, rules, regulations, statutes and codes, whether federal or state, by Marsico or any of its officers, directors, employees or agents.

As discussed above, the Current Sub-Advisory Agreement succeeded to the Predecessor Sub-Advisory Agreement by and among CMA, Marsico and the Master Trust. The Predecessor Sub-Advisory Agreement had an initial two-year term and continued thereafter for successive annual periods, subject to Board or shareholder approval. The Current and New Sub-Advisory Agreements continue in effect for each Fund for successive annual periods, subject to Board or shareholder approval. Specifically, the Current and New Sub-Advisory Agreements are subject to annual approval by (i) the Board or by the vote of a “majority of outstanding voting securities” of each Fund (as defined in the 1940 Act) and (ii) the affirmative vote of a majority of the Trustees of the Trust who are not parties to the Agreements or “interested persons” (as defined in the 1940 Act) of a party to the Agreements (“Independent Trustees”), by votes cast in person at a meeting specifically called for such purpose.

The Current and New Sub-Advisory Agreements terminate automatically in the event of their assignment, and are terminable with respect to a Fund at any time without penalty by the Trust (by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund), by CMA or by Marsico on 60 days’ written notice.

Current and New Sub-Advisory Agreements for Growth Master Portfolio and Focused Equities Master Portfolio. The Current Sub-Advisory Agreement by and among CMA, Marsico, and the Master Trust, with respect to Growth Master Portfolio and Focused Equities Master Portfolio, dated September 30, 2005, was last approved by the Board on October 17-18, 2006 in connection with the Board’s annual review of the Funds’ advisory and sub-advisory contracts. Shareholders last approved the Current Sub-Advisory Agreement on April 12, 2001 in connection with the change of control transaction that occurred when Bank of America acquired Marsico. The interestholders of the Master Portfolios, which are primarily the Feeder Funds, will be asked to approve the New Sub-Advisory Agreement with Marsico. As an interestholder in a corresponding Master Portfolio, each Feeder Fund will “pass-through” its vote to Feeder Fund shareholders for the proposal relating to the Master Portfolios via this proxy solicitation, and will vote its interests in its Master Portfolio in the same proportion as Feeder Fund shareholders vote. In that sense, shareholders of the Feeder Funds will be considering and voting on the New Sub-Advisory Agreement by and among CMA, Marsico, and the Master Trust, with respect to the Growth Master Portfolio and the Focused Equities Master Portfolio.

The New Sub-Advisory Agreement is substantially identical to the Current Sub-Advisory Agreement, except with respect to the effective date. Subject to shareholder approval, the New Sub-Advisory Agreement will become effective with respect to a Master Portfolio upon consummation of the Transaction. All other terms of the New Sub-Advisory Agreement are identical to those of the Current Sub-Advisory Agreement.

Under the Current and New Sub-Advisory Agreements, Marsico manages the investment and reinvestment of Master Portfolio assets, subject to the supervision of CMA and the Board of the Master Trust and in accordance with the investment objectives, strategies, policies and procedures of each Master Portfolio and applicable laws and regulations. Marsico’s services to the Master Portfolios are not exclusive, and Marsico is free to render similar services to others.

Under the Current and New Sub-Advisory Agreements, CMA is solely responsible for paying Marsico a sub-advisory fee for Marsico’s services to a Master Portfolio based on the percentage of the average daily net assets of the Master Portfolio, as set forth in the Current and New Sub-Advisory Agreements. The fee payable to Marsico for a Master Portfolio under the New Sub-Advisory Agreement is identical to the fee payable to Marsico under the Current Sub-Advisory Agreement. CMA pays Marsico’s sub-advisory fee from the investment advisory fee it receives from a Master Portfolio.

Marsico bears all expenses in connection with the performance of its services under the Current and New Sub-Advisory Agreements. All other expenses incurred in the operation of the Master Portfolios are borne by the Master Portfolios, except to the extent specifically assumed by CMA.

The Current and New Sub-Advisory Agreements both provide that Marsico shall not be liable for any error of judgment or mistake of law or for any loss suffered by CMA or the Master Trust in connection with the performance of its duties under the Agreements, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, from willful misfeasance, bad faith or negligence on the part of Marsico or any of its officers, directors, employees or agents, in connection with the performance of their duties under the Agreements, from reckless disregard by it or its officers, directors, employees or agents of any of their obligations and duties under the Agreements or from any violations of securities laws, rules, regulations, statutes and codes, whether federal or state, by Marsico or any of its officers, directors, employees or agents.

The Current and New Sub-Advisory Agreements have an initial two-year term and continue thereafter for successive annual periods, subject to Board or shareholder approval. Specifically, the Current Sub-Advisory Agreement is subject to annual approval by (i) the Board or by the vote of a “majority of outstanding voting securities” of each Master Portfolio (as defined in the 1940 Act) and (ii) the affirmative vote of a majority of the Trustees of the Master Trust who are not parties to the Agreement or “interested persons” (as defined in the 1940 Act) of a party to the Agreement (“Independent Trustees”), by votes cast in person at a meeting specifically called for such purpose.

The Current and New Sub-Advisory Agreements terminate automatically in the event of their assignment, and are terminable with respect to a Master Portfolio at any time without penalty by the Master Trust (by vote of the Board or by vote of a majority of the outstanding voting securities of the Master Portfolio), by CMA or by Marsico on 60 days’ written notice.

New Sub-Advisory Agreement for Focused Equities Fund. The New Sub-Advisory Agreement for Focused Equities Fund is substantially identical to the Current Sub-Advisory Agreement for Focused Equities Master Portfolio, except with respect to the effective date. Subject to shareholder approval, the New Sub-Advisory Agreement would become effective with respect to the Fund upon consummation of the Transaction. All other terms of the New Sub-Advisory Agreement are identical to those of the Current Sub-Advisory Agreement for Focused Equities Master Portfolio as described in the previous section.

Copies of the New Sub-Advisory Agreements are available upon request by writing to the Trust at One Financial Center, Boston, Massachusetts 02111, or by calling (866) 432-4864.

Section 15(f)

The purchase agreement relating to the Transaction includes certain covenants relating to Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser (including a sub-adviser) to a registered investment company or the affiliates of such adviser to receive any amount or benefit in connection with a change of control of the adviser if the following two conditions are satisfied: (1) for a period of three years after such assignment, the members of the board of directors of the investment company consist of at least 75% of members who are not “interested persons” (as defined in the 1940 Act) of the adviser or its predecessor; and (2) no “unfair burden” (as defined in the 1940 Act) is imposed on the investment company as a result of the assignment or any express or implied terms, conditions or understandings applicable thereto. An “unfair burden” on an investment company is defined in the 1940 Act to include any arrangement during the two-year period after the assignment whereby the adviser or its predecessor or successor, or any interested person of the adviser, predecessor or successor, receives or is entitled to receive any compensation, either directly or indirectly, of two types: (1) compensation from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company, other than bona fide ordinary compensation as principal underwriter for such company; and (2) compensation from the investment company or its security holders for other than bona fide investment advisory or other services.

With respect to the first condition, the Buyer and the Seller have agreed to use reasonable best efforts to assure compliance with the conditions of Section 15(f) after the closing date of the Transaction. Specifically, the Buyer and the Seller have agreed that, to the extent that such matters are within their control, for a period of not less than three years after the closing date, they will use their reasonable best efforts to assure that not more than 25% of the Trustees of the Board are interested persons of the Buyer or its predecessor or any sub-adviser of a Fund or Master Portfolio or Bank of America. With respect to the second condition, these parties have agreed that they will use their reasonable best efforts to avoid placing an “unfair burden” on any of the Funds or Master Portfolios as a result of the Transaction. Separately, to ensure that no such unfair burden exists with respect to Marsico’s services to the Funds and Master Portfolios, Marsico has agreed that it will not seek to increase its sub-advisory fees charged for managing the Funds or Master Portfolios during the two-year period after the Transaction. In addition, CMA has undertaken not to increase the advisory fees of the Funds or Master Portfolios for a two-year period following the closing of the Transaction and not to increase any other fee payable to affiliates of CMA to the extent that such fee increase would constitute such an unfair burden on any of the Funds or Master Portfolios.

Board Considerations in Approving the New Sub-Advisory Agreements

At in-person meetings held on June 21, 2007 and August 9, 2007, the Board members received and considered information about the Transaction as well as information about the services Marsico has provided to the Funds and Master Portfolios in the past and proposed to provide to the Funds and Master Portfolios following the closing of the Transaction. At both meetings, Marsico representatives assured the Board that the Transaction would not result in any significant change in Marsico’s portfolio management team, investment processes, day-to-day operations or services provided to the Funds and Master Portfolios.

At the August 9 meeting, the Board specifically considered approval of the New Sub-Advisory Agreements. At that meeting, CMA and Marsico representatives confirmed for the Trustees that the New Sub-Advisory Agreements are substantially identical to the Current Sub-Advisory Agreements, except with respect to their effective dates. The Marsico representatives also confirmed that the services provided and the fees payable under the New Sub-Advisory Agreements would remain unchanged from the services provided and fees payable under the Current Sub-Advisory Agreements. In addition, the Board received information with respect to the factors noted below, including updates on information provided at the most recent annual contract review meeting, for which detailed, extensive comparative information relating to performance, sub-advisory fees, other funds sub-advised by Marsico and non-fund advisory accounts of Marsico had been provided and considered. After receiving and considering the information described herein, the Board, including the Independent Trustees advised by their independent legal counsel, unanimously approved, subject to shareholder approval, the New Sub-Advisory Agreements with Marsico, to take effect upon the consummation of Marsico’s change of control. The following is a summary of the Board’s discussion and views regarding certain factors relevant to their consideration of the New Sub-Advisory Agreements.

Nature, Extent and Quality of Services. The Board received and considered information that it believed necessary to evaluate the on-going nature, extent and quality of the services provided by Marsico as well as the ability of Marsico to continue to provide those services to the Funds and Master Portfolios following the closing of the Transaction. Among other information, the Board received and considered Marsico’s responses to a detailed series of requests submitted by the Independent Trustees’ independent legal counsel on behalf of such Trustees. The Board reviewed and analyzed those materials, which included, among other things, information about how Marsico’s ownership, management and operations would be structured following the Transaction.

The Board members noted that the Transaction is not expected to result in any significant change to the personnel who manage the Funds and Master Portfolios or in the manner in which the Funds and Master Portfolios are managed. In this regard, the Board considered that Marsico’s portfolio management team and the research analysts supporting them are generally expected to remain the same after the closing of the Transaction. The Board also evaluated the ability of Marsico to continue to attract and retain qualified investment professionals, including research, advisory and supervisory personnel, following the Transaction. The Board noted Marsico’s representations that its new ownership structure would allow it additional flexibility to attract and retain qualified personnel by providing employees the opportunity to obtain equity interests in an indirect parent company of Marsico.

The Board considered the effectiveness of Marsico’s policies in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the controls applicable to brokerage allocation procedures. The Board also reviewed Marsico’s methods for allocating portfolio investment opportunities among the Funds, Master Portfolios and other clients.

Investment Performance. The Board received and considered the Funds’ and Master Portfolios’ short-term and long-term investment performance over various periods of time as compared to both relevant indices and peer groups. The Board took note that over the short-term certain of the Funds and Master Portfolios had underperformed their primary benchmarks and peer groups and received an explanation of the factors contributing to such short-term underperformance, as well as a summary of steps being taken as part of Marsico’s strategy to improve relative performance. The Board also noted that overall Marsico was delivering satisfactory performance results consistent with the long-term investment strategies being pursued by the Funds and Master Portfolios.

Sub-Advisory Fee Rates for the Funds and Other Clients. The Board considered the sub-advisory fee rates payable by CMA to Marsico under the New Sub-Advisory Agreements, which the Board noted are the same as the sub-advisory fee rates payable under the Current Sub-Advisory Agreements. The Board also noted Marsico’s undertaking not to seek to increase its sub-advisory fee rates for a two-year period following the closing of the Transaction. In addition, the Board received and reviewed information about the services and fee rates payable to Marsico by their other clients, including other registered investment companies sub-advised by Marsico. In this regard, the Board noted that fee rates Marsico charged to other sub-advised funds are generally comparable to the fee rates charged to the Funds and Master Portfolios, but also noted that its fees are paid by CMA out if its advisory fees, and are not paid directly by the Funds.

Profitability. The Board received and considered information relating to Marsico’s current and projected profitability following consummation of the Transaction. The Board noted, among other things, Marsico’s statement that it anticipated that key aspects of its financial condition, such as its revenue generation and operating expenses, are not expected to change significantly in the initial years after the completion of the Transaction. The Board recognized the limitations involved in determining Marsico’s profitability following the Transaction.

Economies of Scale. The Board did not review specific information regarding whether there have been economies of scale with respect to management of the Funds and Master Portfolios because it regards that information as less relevant at the sub-adviser level. Rather, it reviews extensive information regarding economies of scale in the context of annually considering the Funds’ and Master Portfolios’ investment advisory agreements with CMA for re-approval.

Other Benefits to Marsico. The Board received and considered information regarding any “fall-out” or ancillary benefits received by Marsico as a result of its relationship with the Funds and Master Portfolios. Such benefits could include, among others, benefits attributable to Marsico’s relationships with the Funds and Master Portfolios (such as soft-dollar credits) and benefits potentially derived from an increase in Marsico’s business as a result of the relationship with the Funds and Master Portfolios (such as the ability to market to shareholders other financial products offered by Marsico). The Board concluded that the benefits were not unreasonable.

Conclusion. No single factor was cited as determinative to the decision of the Board. Rather, after considering all of the above-described factors, the Board, including the Independent Trustees, unanimously concluded that the terms of the New Sub-Advisory Agreements are fair and equitable. Accordingly, the Board unanimously approved the New Sub-Advisory Agreements. At the same meeting, the Board of the Master Trust also approved the New Sub-Advisory Agreement on behalf of the Master Portfolios.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE TO

APPROVE THE NEW SUB-ADVISORY AGREEMENTS WITH MARSICO.

MORE INFORMATION ABOUT MARSICO

Marsico is an investment adviser registered with the Securities and Exchange Commission (“SEC”) pursuant to the Investment Advisers Act of 1940 (“Advisers Act”). In January 2001, Marsico became a direct, wholly-owned subsidiary of Marsico Management Holdings, LLC, which is wholly owned by Bank of America, N.A. Bank of America, N.A. is a wholly-owned subsidiary of NB Holdings Corporation, which is wholly owned by Bank of America Corporation. Thus, Bank of America Corporation is currently the ultimate parent company of Marsico. Marsico is located at 1200 17th Street, Suite 1600, Denver, CO 80202. Marsico Management Holdings, LLC, Bank of America, N.A., NB Holdings Corporation and Bank of America Corporation are each located at 100 North Tryon Street, Charlotte, North Carolina 28255.

Marsico provides investment management services to other mutual funds and private accounts and, as of June 30, 2007, had approximately $93.6 billion in assets under management. The principal officers, managers and members of Marsico, who are expected to continue in substantially the same capacity after the Transaction, are set forth in the following table. The address for each is: c/o Marsico Capital Management, LLC, 1200 17th Street, Suite 1600, Denver, CO 80202.

Name	Principal Occupation
Thomas F. Marsico	Chief Executive Officer
Christopher J. Marsico	President
Steven R. Carlson	Executive Vice President, Chief Financial Officer, Treasurer and Chief Compliance Officer
Thomas M.J. Kerwin	Executive Vice President and General Counsel
Mary L. Watson	Executive Vice President and Chief Operations Officer
Kenneth Johnson	Executive Vice President and Director of Marketing

No officer or Trustee of the Trust is an officer, manager, member, employee or shareholder of Marsico or any of its affiliates (other than the Funds, Master Portfolios or other funds advised or sub-advised by Marsico).

The Marsico portfolio managers who are responsible for making the day-to-day investment decisions for the Funds and Master Portfolios, and who are expected to continue in substantially the same capacity after the Transaction, are set forth in the following table.

Fund	Portfolio Manager
Growth Fund/Growth Master Portfolio	Thomas F. Marsico
Focused Equities Fund/Focused Equities Master Portfolio	Thomas F. Marsico
21st Century Fund	Corydon J. Gilchrist, CFA
International Opportunities Fund	James G. Gendelman
International Equity Fund*	James G. Gendelman

*	Marsico is a co-investment sub-adviser with respect to the International Equity Fund, and Mr. Gendelman is the portfolio manager for Marsico’s portion of the Fund.

As set forth in Exhibit A, Marsico serves as an investment adviser or sub-adviser to other registered investment companies with similar investment objectives as the Funds.

INFORMATION ABOUT CMA AND OTHER AFFILIATES

CMA is an investment adviser registered with the SEC pursuant to the Advisers Act. CMA, the investment adviser and administrator of the Funds and Master Portfolios, is a wholly-owned subsidiary of Columbia Management Group, LLC (“CMG”), which is the primary investment division of Bank of America. CMA and CMG are each located at 100 Federal Street, Boston MA 02110. CMA would continue as the Funds’ and Master Portfolios’ investment adviser and administrator after the Transaction. For the fiscal years ended February 28, 2007 (for 21st Century Fund, International Opportunities Fund and International Equity Fund) and March 31, 2007 (for Growth Fund and Focused Equities Fund), CMA received fees for providing advisory and administration services to the Funds as set forth in the following table.

Fund	Advisory Fees	Administration Fees
Growth Fund	$30,737,961	$5,791,064
Focused Equities Fund	$27,024,538	$5,095,728
21st Century Fund	$1,755,688	$4,379,392
International Opportunities Fund	$17,063,949	$4,549,435
International Equity Fund	$11,958,713	$3,131,767

Columbia Management Distributors, Inc. (“CMDI”) is the distributor of the Funds and Master Portfolios. Columbia Management Services, Inc. (“CMSI”) serves as the Funds’ and Master Portfolios’ transfer agent. CMDI and CMSI would continue as the Funds’ and Master Portfolios’ distributor and transfer agent, respectively, after the Transaction. For the fiscal years ended February 28, 2007 (for 21st Century Fund, International Opportunities Fund and International Equity Fund) and March 31, 2007 (for Growth Fund and Focused Equities Fund), CMDI and CMSI received fees for providing underwriting/distribution and transfer agent services, respectively, to the Funds as set forth in the following table.

Fund	Service Fees/Commissions	Transfer Agent Fees
Growth Fund	Service Fees: $5,547,416	$4,970,675
	Commissions: $1,901,364
Focused Equities Fund	Service Fees: $5,671,806	$5,559,674
	Commissions: $1,182,320
21st Century Fund	Service Fees: $3,095,508	$2,195,380
	Commissions: $9,692,036
International Opportunities Fund	Service Fees: $577,69	$1,489,797
	Commissions: $1,439,844
International Equity Fund	Service Fees: $92,431	$892,783
	Commissions: $65,641

The Funds paid no brokerage commissions to affiliated broker/dealers for the fiscal years ended February 28, 2007 (for 21st Century Fund, International Opportunities Fund and International Equity Fund) and March 31, 2007 (for Growth Fund and Focused Equities Fund).

VOTING MATTERS

General Information

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board at the Meeting. Shareholders may submit their proxy: (1) by mail, by marking, signing, dating and returning the enclosed Proxy Ballot in the enclosed postage-paid envelope; (2) by phone at the toll-free number on the Proxy Ballot; or (3) by on-line voting at the website on the Proxy Ballot. Any shareholder submitting a proxy may revoke it at any time before it is exercised at the Meeting by submitting a written notice of revocation addressed to the Trust at the address shown on the cover page of this Proxy Statement, or a subsequently executed proxy or by attending the Meeting and voting in person.

Only shareholders of record at the close of business on the Record Date will be entitled to vote at the Meeting. On the Record Date, there were [            ] shares outstanding and entitled to vote for Growth Fund; [            ] shares outstanding and entitled to vote for Focused Equities Fund; [            ] shares outstanding and entitled to vote for the 21st Century Fund; [            ] shares outstanding and entitled to vote for the International Opportunities Fund; and [            ] shares outstanding and entitled to vote for the International Equity Fund. Each whole and fractional share of a Fund is entitled to a whole or fractional vote. If the accompanying Proxy Ballot is executed and returned in time for the Meeting, the shares covered thereby will be voted in accordance with the proxy on all matters that may properly come before the Meeting.

Only one copy of this Proxy Statement may be mailed to households, even if more than one person in a household is a Fund shareholder of record. If a shareholder needs an additional copy of this Proxy Statement, please contact the Trust at (866) 432-4864. If any shareholder does not want the mailing of this Proxy Statement to be combined with those for other members of your household, please contact the Trust in writing at One Financial Center, Boston, Massachusetts 02111.

It is expected that the solicitation of proxies will be primarily by mail. Officers and service contractors of the Trust and/or Bank of America also may solicit proxies by telephone or otherwise. Marsico, Bank of America and/or their respective affiliates are expected to bear all customary expenses (e.g., legal, proxy preparation and solicitation costs) associated with this Proxy Statement.

Quorum

A quorum is constituted with respect to a Fund by the presence in person or by proxy of the holders of one-third of a Fund’s outstanding shares entitled to vote at the Meeting. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions will be treated as shares that are present at the Meeting but which have not been voted. Accordingly, abstentions will have the effect of a “no” vote for purposes of obtaining the requisite approval of a New Sub-Advisory Agreement. Broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated the same as abstentions, which for purposes of obtaining a quorum, are treated as present.

In the event that a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve any proposed item are not received by a Fund, one or more adjournment(s) may be proposed to permit further solicitation of proxies. Any such adjournment(s) will require the affirmative vote of a majority of those shares affected by the adjournment(s) that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the particular proposal for which a quorum exists in favor of such adjournment(s), and will vote those proxies required to be voted AGAINST such proposal against any adjournment(s).

Shareholder Approval

The 1940 Act requires that the New Sub-Advisory Agreements must be approved by a “majority of the outstanding shares” of a Fund. The 1940 Act defines the term “majority of the outstanding shares” to mean the lesser of: (i) 67% or more of the shares of a Fund present at the Meeting if the holders of more than 50% of the outstanding shares of the Fund are present; or (ii) more than 50% of the outstanding shares of the Fund. If a New Sub-Advisory Agreement is not approved for a Fund, the Board will consider what further action is appropriate.

PRINCIPAL SHAREHOLDERS

The table below shows the name, address and share ownership of each person known to the Trust to have ownership with respect to 5% or more of a class of a Fund as of the Record Date. Each shareholder is known to own as of record the shares indicated below. Any shareholder known to the Trust to own such shares beneficially is designated by an asterisk.

Name and Address	Total Shares/Class	Percentage of Class	Percentage of Fund (All Classes)

For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class, or is identified as the holder of record of more than 25% of a class and has voting and/or investment power, it may be presumed to control such class. As of the Record Date, Bank of America had voting control of the Funds shown below. Accordingly, Bank of America may be considered to “control” the Funds. The address of Bank of America is 100 North Tryon Street, Charlotte, North Carolina 28255.

Fund/Class	Percentage of Fund Shares Over Which Bank of America Has Voting Control

As of the Record Date, the officers and Trustees, together, owned less than 1% of any class of the Funds.

ANNUAL MEETINGS AND SHAREHOLDER MEETINGS

The Trust does not presently hold annual meetings of shareholders for the election of Trustees and other business unless otherwise required by the 1940 Act. In February 2005, however, CMA and CMDI entered into settlements with the Office of the New York State Attorney General and SEC to resolve proceedings brought in connection with investigations of frequent trading and market timing in certain Columbia mutual funds. Although the Funds were not a party to the settlements, the Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of the Board, including holding a meeting to elect Trustees at least every five years, beginning in 2005. The next such shareholder meeting is expected be held in 2010. The Board’s Governance Committee will consider Trustee candidates submitted by shareholders or from other sources as it deems appropriate. Any recommendation should be submitted to Columbia Funds Series Trust, c/o Secretary, at the principal address shown on its most current registration statement. Any submission should include at a minimum the following information: as to each individual proposed for election as a Trustee, the name, age, business address, residence address and principal occupation or employment of such individual, the class, series and number of shares of stock of any Fund that are beneficially owned by such individual, the date such shares were acquired and the investment intent of such acquisition, whether such stockholder believes such individual would or would not qualify as an Independent Trustee, and information regarding such individual that is sufficient, in the discretion of the Governance Committee, to make such determination, and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of Trustees in an election contest (even if an election contest is not involved) or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Securities Exchange Act of 1934, and the rules thereunder (including such individual’s written consent to being named in a proxy statement as a nominee and to serving as a Trustee (if elected)).

Shareholder submissions will be considered for inclusion in a proxy statement only if submitted by a date not earlier than the 365th calendar day before, and not later than the 60th calendar day before, the date on which the Board has set a meeting date for the shareholder meeting at which the election of Trustees is to be considered. Because the Trust does not hold regular shareholder meetings, no anticipated date of the next meeting can be provided. The submission of a proposal does not guarantee its inclusion in a proxy statement and is subject to the limitations of the federal securities laws.

OTHER BUSINESS

The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

SHAREHOLDER INQUIRIES

Shareholder inquiries may be addressed to the Trust in writing at One Financial Center, Boston, Massachusetts 02111, or by calling (866) 432-4864.

*    *    *

EXHIBIT A

COMPARABLE FUNDS FOR WHICH MARSICO SERVES AS SUB-ADVISER

FUNDS	MARSICO ASSETS as of 06/30/07 ($ million)	SUB-ADVISORY FEE PAID TO MARSICO**
AEGON/Transamerica & Transamerica IDEX
ATST Marsico Growth Fund	$615.4	0.40%
TA/IDEX Marsico International Growth Fund	$485.0	0.50% on first $300 million
		0.45% on > $300 - $400 million
		0.40% on > $400 million - $1 billion
		0.35% on assets > $1 billion
TA/IDEX Marsico Growth Fund	$340.0	0.40%

Advanced Series Trust /Prudential Investments
AST Marsico Capital Growth	$4,892.5	0.40% on first $1.5 billion
AST Advanced Strategies Portfolio*	$164.9	0.35% on all assets > $1.5 billion
Target Portfolio Trust - Large Cap Growth*	$160.7
Target Conservative Allocation Fund*	$19.1
Target Moderate Allocation Fund*	$62.7
Target Growth Allocation Fund*	$68.3
Prudential Series Fund Global Portfolio*	$230.3
AST International Growth Portfolio*	$777.9	0.45% on first $500 million
PSF SP International Growth Portfolio*	$154.4	0.40% from $500 million - $1 billion
		0.35% on assets > $1 billion

AXA Equitable Funds
AXA Premier VIP International Equity Fund*	$892.0	0.50%
AXA Premier VIP Aggressive Equity Portfolio*	$639.3	0.27%
EQ/Marsico Focus Portfolio	$3,869.9	0.45% on first $400 million
EQ Market PLUS Large Cap Growth Portfolio	$263.8	0.40% on assets > $400 million - $1 billion
		0.375% on assets > $1 billion - $1.5 billion
		0.35% on assets > $1.5 billion

Diversified Investors Funds Group
Diversified Investors Equity Growth Fund*	$979.3	0.30% on first $1 billion
		0.25% on > $1 billion - $2 billion
		0.27% for entire portfolio if portfolio > $2 billion

Russell Investment Company
Equity I Fund*	$187.1	0.325% on first $500 million
Diversified Equity Fund*	$440.8	0.275% on assets > $500 million - $750 million
		0.225% on assets > $750 million
International Fund*	$207.9	0.45% on first $750 million
International Securities Fund*	$398.7	0.40% on assets > $750 million - $1.5 billion
		0.35% on assets > $1.5 billion

GuideStone Funds
Growth Equity Fund*	$406.5	0.45% on first $400 million
		0.40% on assets > $400 million

Harbor Fund
Harbor International Growth Fund	$788.2	0.45% on first $250 million
		0.40% on assets > $250 million - $500 million
		0.35% on assets > $500 million

*	Denotes multi-manager fund. Assets reflect the Marsico-managed portion.
**	A principal investment manager other than Marsico typically charges management fees to these funds that include both sub-advisory fees paid to Marsico and additional management fees paid to the principal manager.

EXHIBIT A

COMPARABLE FUNDS FOR WHICH MARSICO SERVES AS SUB-ADVISER

FUNDS	MARSICO ASSETS as of 06/30/07 ($ million)	SUB-ADVISORY FEE PAID TO MARSICO**
ING Investors Trust
ING Marsico Growth Portfolio	$914.4	0.45% on first $500 million
ING Marsico International Opportunities Portfolio	$419.8	0.40% on > $500 million - $1.5 billion
		0.35% on assets > $1.5 billion

Lincoln Variable Insurance Products Trust
LVIP Marsico International Growth Fund	$161.9	0.50%
John Hancock Trust
International Opportunities Trust	$858.0	0.45% on first $750 million
John Hancock Funds II		0.40% on > $750 million - $1.5 billion
(Funds II) International Opportunities Fund	$785.5	0.35% on assets > $1.5 billion
Masters Select Funds Trust
Masters Select International Fund*	$292.0	0.50%
Merrill Lynch/Black Rock
Marsico Growth FDP Fund of FDP Series, Inc.	$150.2	0.40%
Roszel/Marsico Large Cap Growth Portfolio	$40.4	0.40%
Optimum Fund Trust
Optimum Large Cap Growth Fund*	$437.8	0.50% on first $300 million
		0.45% on assets > $300 million - $400 million
		0.40% on assets > $400 million

RiverSource
RiverSource International Equity Fund*	$108.1	0.55% on first $100 million
		0.45% on assets > $100 million

SunAmerica
Focused Series Large Cap Growth Portfolio*	$380.3	0.40%
Focused Series Growth and Income Portfolio*	$137.3	0.45%
Focused Series International Equity Portfolio*	$125.0	0.45%
Seasons Series Trust Focus Growth Portfolio*	$40.8	0.40%
Seasons Series Trust Focus Growth & Income Portfolio*	$27.1	0.45%
SunAmerica Series Trust Marsico Focused Growth Portfolio	$145.1	0.45%
SunAmerica Focused Alpha Growth Fund*	$274.6	0.40%
SunAmerica Focused Alpha Large-Cap Fund*	$100.4	0.40%

UBS Pace Select Advisors Trust
UBS Pace Large Company Growth Equity Investments Fund*	$476.8	0.30%
USAA
USAA Growth Fund*	$339.5	0.35%
USAA Aggressive Growth Fund	$1,250.2	0.35%

*	Denotes multi-manager fund. Assets reflect the Marsico-managed portion.

**	A principal investment manager other than Marsico typically charges management fees to these funds that include both sub-advisory fees paid to Marsico and additional management fees paid to the principal manager.

EXHIBIT A

COMPARABLE FUNDS FOR WHICH MARSICO SERVES AS INVESTMENT ADVISER*

FUNDS	MARSICO ASSETS as of 06/30/07 ($ million)	MANAGEMENT FEE PAID TO MARSICO
The Marsico Investment Fund
Marsico Growth Fund	$2,855.2	0.85% on first $3 billion
Marsico Focus Fund	$4,685.0	0.75% on assets > $3 billion
Marsico 21st Century Fund	$2,056.2	0.85%
Marsico International Opportunities Fund	$748.4	0.85%

*	The Marsico Investment Fund consists of proprietary mutual funds. The services that Marsico provides to these funds as manager and investment adviser are much broader in scope than the services that Marsico provides as an investment sub-adviser to the Columbia Funds and Master Portfolios and other sub-advised funds.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY BALLOT TODAY!

TWO QUICK AND EASY WAYS TO VOTE YOUR PROXY BALLOT.

You can vote your Proxy Ballot over the Internet or by telephone – it’s easy and confidential.

INTERNET AND TELEPHONE VOTING ARE AVAILABLE 24 HOURS A DAY, SEVEN DAYS A WEEK.

If you are voting by Internet or telephone, you should NOT mail your Proxy Ballot.

Vote by Internet:

•        Read the Proxy Statement and have the Proxy Ballot below at hand.

•        Go to the website www.proxy-direct.com.

•        Enter the 14-digit control number set forth on the Proxy Ballot and follow the simple instructions.

Vote by Telephone:

•        Read the Proxy Statement and have the Proxy Ballot below at hand.

•        Call toll-free 1-866-241-6192.

•        Enter the 14-digit control number set forth on the Proxy Ballot and follow the simple instructions.

You may receive additional proxies for other accounts. Those are not duplicates; you should vote each proxy in order for your votes to be counted.

Please detach at perforation before mailing.

COLUMBIA FUNDS SERIES TRUST	PROXY BALLOT
Columbia Marsico Growth Fund
SPECIAL MEETING OF SHAREHOLDERS to be held October 22, 2007

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF COLUMBIA FUNDS SERIES TRUST. The undersigned hereby appoints Christopher L. Wilson, J. Kevin Connaughton, James R. Bordewick, Jr., Peter T. Fariel, Julie B. Lyman and Nicholas J. Kolokithas (the “Proxies”), and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Columbia Marsico Growth Fund to be held at One Financial Center, Boston, Massachusetts, on October 22, 2007, at 10:00 a.m. (Eastern time) and at any adjournment(s) thereof. The Proxies shall cast votes according to the number of shares of Columbia Marsico Growth Fund which the undersigned may be entitled to vote with respect to the proposal set forth below, in accordance with the specification indicated, if any, and shall have all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said Proxies, or any of them, may lawfully do by virtue hereof or thereof.

Your vote is important no matter how many shares you own. Please vote on the reverse side of this Proxy Ballot and sign in the space(s) provided. Return your completed Proxy Ballot in order for your votes to be counted.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-241-6192

Note: Please sign exactly as name or names appear hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Shareholder sign here

Co-owner sign here

Date

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

Please detach at perforation before mailing.

THIS PROXY BALLOT, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW AND, ABSENT DIRECTION, WILL BE VOTED FOR THE PROPOSAL LISTED BELOW. IN THEIR DISCRETION, THE PROXIES, AND EACH OF THEM, ARE AUTHORIZED TO VOTE UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING, OR ANY ADJOURNMENT(S) THEREOF, INCLUDING ANY ADJOURNMENT(S) NECESSARY TO OBTAIN REQUISITE QUORUMS AND/OR APPROVALS.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL:

PLEASE MARK BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:             ■

FOR	AGAINST	ABSTAIN

1.       To approve a new investment sub-advisory agreement among Marsico Capital Management, LLC, Columbia Management Advisors, LLC and Columbia Funds Master Investment Trust, LLC on behalf of Columbia Marsico Growth Master Portfolio.

☐	☐	☐

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY BALLOT TODAY!

TWO QUICK AND EASY WAYS TO VOTE YOUR PROXY BALLOT.

You can vote your Proxy Ballot over the Internet or by telephone – it’s easy and confidential.

INTERNET AND TELEPHONE VOTING ARE AVAILABLE 24 HOURS A DAY, SEVEN DAYS A WEEK.

If you are voting by Internet or telephone, you should NOT mail your Proxy Ballot.

Vote by Internet:

•        Read the Proxy Statement and have the Proxy Ballot below at hand.

•        Go to the website www.proxy-direct.com.

•        Enter the 14-digit control number set forth on the Proxy Ballot and follow the simple instructions.

Vote by Telephone:

•        Read the Proxy Statement and have the Proxy Ballot below at hand.

•        Call toll-free 1-866-241-6192.

•        Enter the 14-digit control number set forth on the Proxy Ballot and follow the simple instructions.

You may receive additional proxies for other accounts. Those are not duplicates; you should vote each proxy in order for your votes to be counted.

Please detach at perforation before mailing.

COLUMBIA FUNDS SERIES TRUST	PROXY BALLOT
Columbia Marsico Focused Equities Fund
SPECIAL MEETING OF SHAREHOLDERS to be held October 22, 2007

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF COLUMBIA FUNDS SERIES TRUST. The undersigned hereby appoints Christopher L. Wilson, J. Kevin Connaughton, James R. Bordewick, Jr., Peter T. Fariel, Julie B. Lyman and Nicholas J. Kolokithas (the “Proxies”), and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Columbia Marsico Focused Equities Fund to be held at One Financial Center, Boston, Massachusetts, on October 22, 2007, at 10:00 a.m. (Eastern time) and at any adjournment(s) thereof. The Proxies shall cast votes according to the number of shares of Columbia Marsico Focused Equities Fund which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and shall have all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said Proxies, or any of them, may lawfully do by virtue hereof or thereof.

Your vote is important no matter how many shares you own. Please vote on the reverse side of this Proxy Ballot and sign in the space(s) provided. Return your completed Proxy Ballot in order for your votes to be counted.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-241-6192

Note: Please sign exactly as name or names appear hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Shareholder sign here

Co-owner sign here

Date

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

Please detach at perforation before mailing.

THIS PROXY BALLOT, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW AND, ABSENT DIRECTION, WILL BE VOTED FOR THE PROPOSAL LISTED BELOW. IN THEIR DISCRETION, THE PROXIES, AND EACH OF THEM, ARE AUTHORIZED TO VOTE UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING, OR ANY ADJOURNMENT(S) THEREOF, INCLUDING ANY ADJOURNMENT(S) NECESSARY TO OBTAIN REQUISITE QUORUMS AND/OR APPROVALS.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL:

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:             ■

FOR	AGAINST	ABSTAIN

1.       To approve a new investment sub-advisory agreement among Marsico Capital Management, LLC, Columbia Management Advisors, LLC and Columbia Funds Master Investment Trust, LLC on behalf of Columbia Marsico Focused Equities Master Portfolio.

☐	☐	☐

FOR	AGAINST	ABSTAIN

2.       To approve a new investment sub-advisory agreement among Marsico Capital Management, LLC, Columbia Management Advisors, LLC and Columbia Funds Series Trust on behalf of Columbia Marsico Focused Equities Fund.

☐	☐	☐

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY BALLOT TODAY!

TWO QUICK AND EASY WAYS TO VOTE YOUR PROXY BALLOT.

You can vote your Proxy Ballot over the Internet or by telephone – it’s easy and confidential.

INTERNET AND TELEPHONE VOTING ARE AVAILABLE 24 HOURS A DAY, SEVEN DAYS A WEEK.

If you are voting by Internet or telephone, you should NOT mail your Proxy Ballot.

Vote by Internet:

•        Read the Proxy Statement and have the Proxy Ballot below at hand.

•        Go to the website www.proxy-direct.com.

•        Enter the 14-digit control number set forth on the Proxy Ballot and follow the simple instructions.

Vote by Telephone:

•        Read the Proxy Statement and have the Proxy Ballot below at hand.

•        Call toll-free 1-866-241-6192.

•        Enter the 14-digit control number set forth on the Proxy Ballot and follow the simple instructions.

You may receive additional proxies for other accounts. Those are not duplicates; you should vote each proxy in order for your votes to be counted.

Please detach at perforation before mailing.

COLUMBIA FUNDS SERIES TRUST	PROXY BALLOT
Columbia Marsico 21st Century Fund
SPECIAL MEETING OF SHAREHOLDERS to be held October 22, 2007

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF COLUMBIA FUNDS SERIES TRUST. The undersigned hereby appoints Christopher L. Wilson, J. Kevin Connaughton, James R. Bordewick, Jr., Peter T. Fariel, Julie B. Lyman and Nicholas J. Kolokithas (the “Proxies”), and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Columbia Marsico 21st Century Fund to be held at One Financial Center, Boston, Massachusetts, on October 22, 2007, at 10:00 a.m. (Eastern time) and at any adjournment(s) thereof. The Proxies shall cast votes according to the number of shares of Columbia Marsico 21st Century Fund which the undersigned may be entitled to vote with respect to the proposal set forth below, in accordance with the specification indicated, if any, and shall have all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said Proxies, or any of them, may lawfully do by virtue hereof or thereof.

Your vote is important no matter how many shares you own. Please vote on the reverse side of this Proxy Ballot and sign in the space(s) provided. Return your completed Proxy Ballot in order for your votes to be counted.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-241-6192

Note: Please sign exactly as name or names appear hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Shareholder sign here

Co-owner sign here

Date

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

Please detach at perforation before mailing.

THIS PROXY BALLOT, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW AND, ABSENT DIRECTION, WILL BE VOTED FOR THE PROPOSAL LISTED BELOW. IN THEIR DISCRETION, THE PROXIES, AND EACH OF THEM, ARE AUTHORIZED TO VOTE UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING, OR ANY ADJOURNMENT(S) THEREOF, INCLUDING ANY ADJOURNMENT(S) NECESSARY TO OBTAIN REQUISITE QUORUMS AND/OR APPROVALS.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL:

PLEASE MARK BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:             ■

FOR	AGAINST	ABSTAIN

1.       To approve a new investment sub-advisory agreement among Marsico Capital Management, LLC, Columbia Management Advisors, LLC and Columbia Funds Series Trust on behalf of Columbia Marsico 21st Century Fund.

☐	☐	☐

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY BALLOT TODAY!

TWO QUICK AND EASY WAYS TO VOTE YOUR PROXY BALLOT.

You can vote your Proxy Ballot over the Internet or by telephone – it’s easy and confidential.

INTERNET AND TELEPHONE VOTING ARE AVAILABLE 24 HOURS A DAY, SEVEN DAYS A WEEK.

If you are voting by Internet or telephone, you should NOT mail your Proxy Ballot.

Vote by Internet:

•        Read the Proxy Statement and have the Proxy Ballot below at hand.

•        Go to the website www.proxy-direct.com.

•        Enter the 14-digit control number set forth on the Proxy Ballot and follow the simple instructions.

Vote by Telephone:

•        Read the Proxy Statement and have the Proxy Ballot below at hand.

•        Call toll-free 1-866-241-6192.

•        Enter the 14-digit control number set forth on the Proxy Ballot and follow the simple instructions.

You may receive additional proxies for other accounts. Those are not duplicates; you should vote each proxy in order for your votes to be counted.

Please detach at perforation before mailing.

COLUMBIA FUNDS SERIES TRUST	PROXY BALLOT
Columbia Marsico International Opportunities Fund
SPECIAL MEETING OF SHAREHOLDERS to be held October 22, 2007

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF COLUMBIA FUNDS SERIES TRUST. The undersigned hereby appoints Christopher L. Wilson, J. Kevin Connaughton, James R. Bordewick, Jr., Peter T. Fariel, Julie B. Lyman and Nicholas J. Kolokithas (the “Proxies”), and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Columbia Marsico International Opportunities Fund to be held at One Financial Center, Boston, Massachusetts, on October 22, 2007, at 10:00 a.m. (Eastern time) and at any adjournment(s) thereof. The Proxies shall cast votes according to the number of shares of Columbia Marsico International Opportunities Fund which the undersigned may be entitled to vote with respect to the proposal set forth below, in accordance with the specification indicated, if any, and shall have all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said Proxies, or any of them, may lawfully do by virtue hereof or thereof.

Your vote is important no matter how many shares you own. Please vote on the reverse side of this Proxy Ballot and sign in the space(s) provided. Return your completed Proxy Ballot in order for your votes to be counted.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-241-6192

Note: Please sign exactly as name or names appear hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Shareholder sign here

Co-owner sign here

Date

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

Please detach at perforation before mailing.

THIS PROXY BALLOT, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW AND, ABSENT DIRECTION, WILL BE VOTED FOR THE PROPOSAL LISTED BELOW. IN THEIR DISCRETION, THE PROXIES, AND EACH OF THEM, ARE AUTHORIZED TO VOTE UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING, OR ANY ADJOURNMENT(S) THEREOF, INCLUDING ANY ADJOURNMENT(S) NECESSARY TO OBTAIN REQUISITE QUORUMS AND/OR APPROVALS.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL:

PLEASE MARK BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:             ■

FOR	AGAINST	ABSTAIN

1.       To approve a new investment sub-advisory agreement among Marsico Capital Management, LLC, Columbia Management Advisors, LLC and Columbia Funds Series Trust on behalf of Columbia Marsico International Opportunities Fund.

☐	☐	☐

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY BALLOT TODAY!

TWO QUICK AND EASY WAYS TO VOTE YOUR PROXY BALLOT.

You can vote your Proxy Ballot over the Internet or by telephone – it’s easy and confidential.

INTERNET AND TELEPHONE VOTING ARE AVAILABLE 24 HOURS A DAY, SEVEN DAYS A WEEK.

If you are voting by Internet or telephone, you should NOT mail your Proxy Ballot.

Vote by Internet:

•        Read the Proxy Statement and have the Proxy Ballot below at hand.

•        Go to the website www.proxy-direct.com.

•        Enter the 14-digit control number set forth on the Proxy Ballot and follow the simple instructions.

Vote by Telephone:

•        Read the Proxy Statement and have the Proxy Ballot below at hand.

•        Call toll-free 1-866-241-6192.

•        Enter the 14-digit control number set forth on the Proxy Ballot and follow the simple instructions.

You may receive additional proxies for other accounts. Those are not duplicates; you should vote each proxy in order for your votes to be counted.

Please detach at perforation before mailing.

COLUMBIA FUNDS SERIES TRUST	PROXY BALLOT
Columbia Multi - Advisor International Equity Fund
SPECIAL MEETING OF SHAREHOLDERS to be held October 22, 2007

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF COLUMBIA FUNDS SERIES TRUST. The undersigned hereby appoints Christopher L. Wilson, J. Kevin Connaughton, James R. Bordewick, Jr., Peter T. Fariel, Julie B. Lyman and Nicholas J. Kolokithas (the “Proxies”), and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Columbia Multi-Advisor International Equity Fund to be held at One Financial Center, Boston, Massachusetts, on October 22, 2007, at 10:00 a.m. (Eastern time) and at any adjournment(s) thereof. The Proxies shall cast votes according to the number of shares of Columbia Multi-Advisor International Equity Fund which the undersigned may be entitled to vote with respect to the proposal set forth below, in accordance with the specification indicated, if any, and shall have all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said Proxies, or any of them, may lawfully do by virtue hereof or thereof.

Your vote is important no matter how many shares you own. Please vote on the reverse side of this Proxy Ballot and sign in the space(s) provided. Return your completed Proxy Ballot in order for your votes to be counted.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-241-6192

Note: Please sign exactly as name or names appear hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Shareholder sign here

Co-owner sign here

Date

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

Please detach at perforation before mailing.

THIS PROXY BALLOT, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW AND, ABSENT DIRECTION, WILL BE VOTED FOR THE PROPOSAL LISTED BELOW. IN THEIR DISCRETION, THE PROXIES, AND EACH OF THEM, ARE AUTHORIZED TO VOTE UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING, OR ANY ADJOURNMENT(S) THEREOF, INCLUDING ANY ADJOURNMENT(S) NECESSARY TO OBTAIN REQUISITE QUORUMS AND/OR APPROVALS.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL:

PLEASE MARK BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:             ■

FOR	AGAINST	ABSTAIN

1.       To approve a new investment sub-advisory agreement among Marsico Capital Management, LLC, Columbia Management Advisors, LLC and Columbia Funds Series Trust on behalf of Columbia Multi-Advisor International Equity Fund.

☐	☐	☐